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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 26, 2002



                              VIGNETTE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     000-25375                 74-2769415
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)






                1601 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:   (512) 741-4300







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Item 5.   OTHER EVENTS.

     On April 26, 2002, Vignette Corporation (the "Company") issued a press release announcing that the Board of Directors of the Company approved the adoption of a Shareholder Rights Plan. The press release is attached as Exhibit
99.1 to this Form 8-K.

Item 7.   EXHIBITS.

       Exhibit
       Number       Description
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       99.1         Vignette Corporation Press Release issued on April 26, 2002 regarding adoption of a Rights Agreement.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIGNETTE CORPORATION


Date:    April 26, 2002             By:      /s/ Gregory A. Peters
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                                             Gregory A. Peters
                                             Chairman of the Board and
                                              Chief Executive Officer